UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 20, 2005

(January 14, 2005)

AIRNET SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13025	31-1458309
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3939 International Gateway, Columbus, Ohio 43219
(Address of principal executive offices) (Zip Code)

(614) 237-9777
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On January 14, 2005, AirNet Systems, Inc. (the “Registrant”) entered into an Employment Separation Agreement and Release of Claims (the “Wright Agreement”) with Kendall W. Wright (“Wright”), who had served as Vice President of Airline Development of the Registrant.  The Wright Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Under the terms of the Wright Agreement, Wright’s employment with the Registrant was terminated effective December 31, 2004 (the “Separation Date”) and all further compensation, remuneration, bonuses and eligibility of Wright under the Registrant’s benefit plans terminated on the Separation Date.  Following the Separation Date, Wright has agreed to provide consulting services for the Registrant on such matters as both parties agree upon.  Those future consulting services will be reasonably limited so as not to interfere or conflict with any other responsibilities Wright may have.  Each hour of actual consulting service will be compensated at a rate of $100.  The Registrant has agreed to offer a minimum of 100 hours of consulting service to Wright within the first two calendar quarters of 2005.

Following the Separation Date, the Registrant will pay to Wright, as severance benefits, an amount equal to his last annual base salary (i.e., $210,000) over the 12-month period from the Separation Date to December 31, 2005, in 24 equal semi-monthly installments, less withholdings.  The Registrant will also directly pay reasonable outplacement fees, up to a maximum of $10,000, for outplacement services provided to Wright during calendar year 2005.  The Registrant will also make a lump sum payment to Wright within 30 days following the Separation Date in an amount equal to Wright’s cost of continuing the medical insurance coverage for Wright and his eligible dependents under COBRA for the 12-month period following the Separation Date, less an amount equal to the premium Wright would have paid for such insurance had he continued employment for that 12-month period. All vested stock options held by Wright as of the Separation Date will remain exercisable by Wright for a period of three months following the Separation Date in accordance with their respective terms.  All unvested stock options held by Wright as of the Separation Date were forfeited in accordance with their respective terms.

The foregoing summary of the Wright Agreement is qualified in its entirety by reference to the full and complete terms of the Wright Agreement.

Item 1.02.  Termination of a Material Definitive Agreement.

The discussion in “Item 1.01. Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)                                  Financial statements of businesses acquired:  Not Applicable.

(b)                                 Pro forma financial information:  Not Applicable.

(c)                                  Exhibits.  The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Employment Separation Agreement and Release of Claims, entered into on January 14, 2005, between AirNet Systems, Inc. and Kendall W. Wright

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signature on following page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRNET SYSTEMS, INC.

Dated: January 20, 2005	By:	/s/ Gary W. Qualmann
Gary W. Qualmann
Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated January 20, 2005

AirNet Systems, Inc.

Exhibit No.	Description

10.1	Employment Separation Agreement and Release of Claims, entered into on January 14, 2005, between AirNet Systems, Inc. and Kendall W. Wright